Exhibit 99.1

Lisa K. Klinger
Chief Financial Officer
FOR IMMEDIATE RELEASE	(212) 515-2655

lklinger@vince.com

Vince Holding Corp. Announces Launch of Secondary Public Offering

NEW YORK, New York – June 23, 2014 – Vince Holding Corp. (NYSE: VNCE), a leading contemporary fashion brand (the “Company”), today announced the launch of a secondary public offering of 3,550,373 shares of common stock. The shares being offered are being sold by certain selling stockholders, including affiliates of Sun Capital Partners, Inc., the Company’s majority stockholders. In addition, the underwriters have a 30-day option to purchase up to an additional 532,555 shares of common stock from the selling stockholders. The Company will not receive any proceeds from this offering.

BofA Merrill Lynch and Robert W. Baird & Co. Incorporated are acting as joint book-running managers of the offering, and BofA Merrill Lynch and Robert W. Baird & Co. Incorporated are the representatives of the underwriters. In addition, Goldman, Sachs & Co., Barclays Capital Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are joint book-running managers in the offering.

A registration statement relating to this offering has been filed with the Securities and Exchange Commission, but has not yet been declared effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. The offering of these securities will be made only by means of a prospectus, copies of which may be obtained from the offices of either: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, by emailing dg.prospectus_requests@baml.com; or Robert W. Baird & Co. Incorporated, Attention: Syndicate Department, 777 E. Wisconsin Avenue, Milwaukee, WI 53202, by emailing syndicate@rwbaird.com or by calling (800) 792-2473.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT VINCE

Founded in 2002, Vince is a leading contemporary fashion brand known for its modern effortless style and everyday luxury essentials. The company offers a broad range of women’s and men’s ready-to-wear including its signature cashmere sweaters, leather jackets, luxe leggings, dresses, silk and woven tops, denim and footwear.

Forward Looking Statements: This document, and any statements incorporated by reference herein, contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “may,” “will,” “should,” “believe,” “expect,” “seek,” “anticipate,” “intend,” “estimate,” “plan,” “target,” “project,” “forecast,” “envision” and other similar phrases. Although we believe the assumptions and expectations reflected in these forward-looking statements are reasonable, these assumptions and expectations may not prove to be correct and we may not achieve the financial results or benefits anticipated. These forward-looking statements are not guarantees of actual results. Our actual results may differ materially from those suggested in the forward-looking statements. These forward-looking statements involve a number of risks and uncertainties, some of which are beyond our control, including, without limitation: our ability to remain competitive in the areas of merchandise quality, price, breadth of selection, and customer service; our ability to anticipate and/or react to changes in customer demand and attract new customers; changes in consumer confidence and spending; our ability to maintain projected profit margins; unusual, unpredictable and/or severe weather conditions; the execution and management of our retail store growth, including the availability and cost of acceptable real estate locations for new store openings; the execution and management of our international expansion, including our ability to promote our brand and merchandise outside the U.S. and find suitable partners in certain geographies, our ability to expand our product offerings into new product categories including the ability find suitable licensing partners; our ability to successfully implement our marketing initiatives, our ability to protect our trademarks in the U.S. and internationally, our ability to maintain the security of electronic and other confidential information; serious disruptions and catastrophic events; changes in global economies and credit and financial markets; competition; our ability to attract and retain key personnel; commodity, raw material and other cost increases; compliance with laws, regulations and orders; changes in laws and regulations; outcomes of litigation and proceedings and the availability of insurance, indemnification and other third-party coverage of any losses suffered in connection therewith; tax matters and other factors as set forth in the “Risk Factors” and elsewhere in the Company’s registration statement on Form S-1 (File No. 333-196766) filed with the Securities and Exchange Commission and in the Company’s other filings with the Securities and Exchange Commission. We intend these forward-looking statements to speak only as of the time of this release and do not undertake to update or revise them as more information becomes available.